EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Donald Mindiak, Chief Executive Officer and Thomas Coughlin, Chief Financial Officer of BCB Bancorp, Inc. (the “Company”) each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2013 and that to the best of his knowledge:

(1)the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 17, 2014                                                           /s/Donald Mindiak

Donald Mindiak

Date                                                                      Chief Executive Officer

March 17, 2014                                                                                 /s/ Thomas Coughlin

Thomas Coughlin

Date                                               Interim Chief Financial Officer